As filed with the Securities and Exchange Commission on January 23, 2003

                                                      Registration No. 333-91088
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             CONCERTO SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                      02-0364368
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                               6 Technology Drive
                               Westford, MA 01886
                                 (978) 952-0200
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              --------------------

               JAMES D. FOY, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             CONCERTO SOFTWARE, INC.
                               6 TECHNOLOGY DRIVE
                               WESTFORD, MA 01886
                                 (978) 952-0200
 (Name, address, including zip code, and telephone number, including area code, of Agent for Service)

                              --------------------

                                    Copy to:
                             JOHN M. MUTKOSKI, ESQ.
                             JAMES R. KASINGER, ESQ.
                         TESTA, HURWITZ & THIBEAULT, LLP
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

     The Registrant hereby removes from registration under this Registration Statement (No. 333-91088) 83,898 shares of the Registrant's common stock, par value $.10 per share, registered hereunder, that have not been sold or transferred pursuant to this Registration Statement.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westford, in the Commonwealth of Massachusetts, on this 22nd day of January, 2003.

                                         CONCERTO SOFTWARE, INC.


                                         By: /s/ James D. Foy
                                             ----------------------------------
                                             James D. Foy
                                             President, Chief Executive Officer
                                             and Director
                                             (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                                    TITLE                                     DATE
 /s/ James D. Foy                     President, Chief Executive Officer and Director        January 22, 2003
-------------------------------       (Principal Executive Officer)
James D. Foy

/s/ Michael J. Provenzano III*        Vice President of Finance and Chief Financial          January 22, 2003
--------------------------------      Officer (Principal Financial and Accounting Officer)
Michael J. Provenzano III

/s/ Alphonse M. Lucchese*             Director                                               January 22, 2003
-------------------------------
Alphonse M. Lucchese

/s/ Michael D. Kaufman*               Director                                               January 22, 2003
-------------------------------
Michael D. Kaufman

/s/ R. Scott Asen*                    Director                                               January 22, 2003
-------------------------------
R. Scott Asen

/s/ Peter Gyenes*                     Director                                               January 22, 2003
-------------------------------
Peter Gyenes

*By:   /s/ James D. Foy
      --------------------------------
       James D. Foy, Attorney-in-Fact


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